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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                       ----------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                                OCTOBER 14, 1994
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                       ----------------------------------



                        CHEMICAL WASTE MANAGEMENT, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


             1-9253                                      36-2989152
     (COMMISSION FILE NUMBER)                          (IRS EMPLOYER
                                                     IDENTIFICATION NO.)

    3001 BUTTERFIELD ROAD, OAK BROOK, ILLINOIS               60521
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)


                                 (708) 218-1500
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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Item 5.  Other Events.
         ------------

     On October 14, 1994, the registrant and WMX Technologies, Inc. the owner of approximately 79% of the registrant's outstanding shares ("WMX"), issued a news release reporting that a definitive merger agreement has been reached between them under which WMX will acquire all of the approximately 44.9 million shares of the registrant which it does not already own. In the merger, public stockholders of the registrant are to receive subordinated notes of WMX (the "Notes") convertible into common stock of WMX or, at the WMX's option, cash.
The terms of the Notes are summarized in the terms sheet filed herewith as an exhibit and incorporated herein by reference and will be set forth in a definitive indenture. The terms of the merger agreement were approved unanimously by a special committee of independent directors of the registrant and were also approved by the Boards of Directors of both companies. The transaction, which will be taxable to stockholders of the registrant, remains subject to the approval of the holders of a majority of the registrant's outstanding public shares voting at a special meeting of stockholders of the registrant.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

     No financial statements or pro forma financial information are filed as a part of this report. The exhibit filed as part of this report is listed in the
Exhibit Index hereto.

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CHEMICAL WASTE MANAGEMENT, INC.

                                    By:   /s/ Jerome D. Girsch
                                         -----------------------------------
                                    Jerome D. Girsch
                                    Executive Vice President, Chief Financial
                                    Officer, Controller and Treasurer

Dated:  October 18, 1994

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                        CHEMICAL WASTE MANAGEMENT, INC.

                                 EXHIBIT INDEX

     Number and Description of Exhibit*
     ----------------------------------

1.   None

2    None

4.   None

16.  None

17.  None

20.  None

23.  None

24.  None

27.  None

99.1 News release dated October 14, 1994 issued by WMX Technologies, Inc. and Chemical Waste Management, Inc.

99.2 Terms sheet describing the convertible subordinated notes proposed to be issued by WMX Technologies, Inc. to public stockholders of Chemical Waste Management, Inc.



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*Exhibits not listed are inapplicable.

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